Investments In Associates And Joint Ventures, Other Investments And Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2024	Dec. 31, 2023
Miscellaneous non-current assets [abstract]
Accounts receivable from equity investments and joint ventures	$ 44	$ 78
Advances to suppliers of fixed assets	28	41
Employee prepaid compensation	11	8
Warranty deposits	$ 11	$ 24